Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,013,860,000.00
Previously Paid Amount	0.00
Total Fee Amount	140,014.07
Total Offset Amount	0.00
Net Fee	$ 140,014.07
Final Prospectus	false